Exhibit 99.1

Sanchez Energy Corporation Corporate Presentation February 2013

Legal Disclaimers Forward Looking Statements This presentation contains, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Sanchez Energy expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the company based on management’s experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this presentation, words such as “will,” “potential,” “believe,” “estimate,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “plan,” “predict,” “project,” “profile,” “model,” “strategy,” “future” or their negatives or the statements that include these words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular, statements, express or implied, concerning Sanchez Energy’s future operating results and returns or Sanchez Energy’s ability to replace or increase reserves, increase production, generate income or cash flows are forward-looking statements. Forward-looking statements are not guarantees of performance. Although Sanchez Energy believes that the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Important factors that could cause Sanchez Energy’s actual results to differ materially from the expectations reflected in its forward looking statements include, among others: • Sanchez Energy’s ability to successfully execute its business and financial strategies; • Sanchez Energy’s ability to replace the reserves it produces through drilling and property acquisitions; • the realized benefits of the acquisition of SN Marquis LLC and liabilities assumed in connection with the acquisition; • the extent to which Sanchez Energy’s drilling plans are successful in economically developing its acreage in, and to produce reserves and achieve anticipated production levels from, its existing and future projects; • the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; • the extent to which Sanchez Energy can optimize reserve recovery and economically develop its plays utilizing horizontal and vertical drilling, advanced completion technologies and hydraulic fracturing; • Sanchez Energy’s ability to successfully execute its hedging strategy and the resulting realized prices therefrom; • competition in the oil and gas exploration and production industry for employees and other personnel, equipment, materials and services and, related thereto, the availability and cost of employees and other personnel, equipment, materials and services; • Sanchez Energy’s ability to access the credit and capital markets to obtain financing on terms it deems acceptable, if at all, and to otherwise satisfy its capital expenditure requirements; • the availability, proximity and capacity of, and costs associated with, gathering, processing, compression and transportation facilities; • the timing and extent of changes in prices for, and demand for, crude oil and condensate, natural gas liquids, natural gas and related commodities; • Sanchez Energy’s ability to compete with other companies in the oil and natural gas industry; • the impact of, and changes in, government policies, laws and regulations, including tax laws and regulations, environmental laws and regulations relating to air emissions, waste disposal, hydraulic fracturing and access to and use of water, laws and regulations imposing conditions and restrictions on drilling and completion operations and laws and regulations with respect to derivatives and hedging activities; • developments in oil-producing and natural-gas producing countries; • Sanchez Energy’s ability to effectively integrate acquired crude oil and natural gas properties into its operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties; • the extent to which Sanchez Energy’s crude oil and natural gas properties operated by others are operated successfully and economically; • the use of competing energy sources and the development of alternative energy sources; • the extent to which Sanchez Energy incurs uninsured losses and liabilities or losses and liabilities in excess of its insurance coverage; and • the other factors described under ITEM 1A, “Risk Factors,” on pages 29 through 54 of Sanchez Energy’s Annual Report on Form 10-K and any updates to those factors set forth in its subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. In light of these risks, uncertainties and assumptions, the events anticipated by Sanchez Energy’s forward-looking statements may not occur, and, if any of such events do, Sanchez Energy may not have correctly anticipated the timing of their occurrence or the extent of their impact on its actual results. Accordingly, you should not place any undue reliance on any of Sanchez Energy’s forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made and Sanchez Energy undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Oil and Gas Reserves Effective January 1, 2010, the SEC permits oil and gas companies, in their filings with the SEC, to disclose not only “proved” reserves (i.e., quantities of oil and gas that are estimated to be recoverable with a high degree of confidence), but also “probable” reserves (i.e., quantities of oil and gas that are as likely as not to be recovered) as well as “possible” reserves (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). We may use certain terms in this presentation, such as “resource potential” that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. The calculation of resource potential, and any other estimates of reserves and resources that are not proved, probable or possible reserves are not necessarily calculated in accordance with SEC guidelines. Investors are urged to consider closely the disclosure in Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011. Non-GAAP Measures Included in today’s presentation are certain non-GAAP financial measures as defined under Securities and Exchange Commission Regulation G. A reconciliation of those measures to the most directly comparable GAAP measures is available at the end of this presentation.

Summary Highlights

Pure Play Eagle Ford Company

- ~95,000 net acres in oil portion of the Eagle Ford Shale, one of the fastest growing plays in North America
- Low risk drilling opportunities in Atascosa, Fayette, Frio, Gonzales, Lavaca and Zavala Counties
- Growth leveraged to oil and liquids projects with attractive returns

Successful De-Risking Underway

- Majority of the acreage in the Eagle Ford Shale trend is substantially de-risked
- Recent well in the Marquis area came online with a 24 hour IP rate of 1,114 Boe/d and an average 30 day rate of 936 Boe/d

Aggressive Growth Plan

- Large inventory of ~1,200 identified lower risk, higher return drilling opportunities based on 80 acre well spacing
  - Currently drilling a 40 acre spacing pilot in the Palmetto area and a 60 acre spacing pilot in the Marquis area; expected to materially increase our net identified drilling locations, proved reserves, and net resource potential
- 2013 capital program: approximately $347 million for drilling and completions of 33.5 net Eagle Ford wells plus facilities, leasing, and seismic
- 2013 capital program expected to be fully funded with cash, cash flow, and modest level of debt
- 2013 year-end estimated production exit rate of 9,000 BOE/d (midpoint of guidance range), an increase of 100% over 2012 year-end production exit rate of 4,500 BOE/d

Additional Upside

- Full depth rights for majority of the leases, prospective for the Pearsall Shale, Austin Chalk, and Buda Limestone formations, among others
  - Plan to drill and test additional formations in the second half of 2013 to further understand the potential of our existing acreage
- ~4,000 net acres currently under lease in a specific area with growing Pearsall activity
- ~82,000 net acres in northern Montana prospective for the Heath, Three Forks, and Bakken Shales

Seasoned Management Team With Proven Track Record

- Sanchez Group has been in the oil and natural gas business since 1972, drilled or participated in over 900 wells, and invested substantial amounts of capital in the oil and natural gas industry
- Sanchez management team has over 90 years of combined industry experience and key relationships with surface and mineral rights owners

3

Sanchez Energy Corporation Overview (NYSE: SN) Company Overview 4 . Sanchez Energy Corporation is an independent E&P company focused on the exploration, acquisition, and development of unconventional oil and natural gas resources in the Eagle Ford Shale, Pearsall Shale, Austin Chalk, and Buda Limestone . ~95,000 net acres in the Eagle Ford – 3 primary project areas (Palmetto, Marquis, and Maverick) – Large contiguous blocks drive efficiencies . 34 wells currently producing – 31 from the Eagle Ford, 2 from dual-completions in the Austin Chalk and Buda Limestone, and 1 from the Haynesville . Drilling inventory – ~800 to ~1,200 net identified potential Eagle Ford drilling locations based on 120 to 80 acre well spacing – Additional upside identified in the Austin Chalk, Buda Limestone, and Pearsall formations . 2013 capital program – ~$327 million to drill 33.5 net Eagle Ford wells – ~$20 million additional on facilities, leasing, and seismic – Credit facility capacity expected to grow at a sufficient level to fund the difference between the Company’s cash and cash flow and the 2013 capital program . Positioned to expand core Eagle Ford acreage position – ~40 year relationships with mineral and surface owners should allow for continued acreage growth Financial and Operational Summary 1. As of December 31, 2012. Financial and Operational Summary Financial Summary Market Capitalization As of 2/4/13 ($MM) ~$695 Operational Summary 3Q12 Average Daily Production (Boe/d) 1,453 2012 Year-End Daily Production Exit Rate (Boe/d) 4,500 2013E Year-End Daily Production Exit Rate (Boe/d) 4,500 2013E Year-End Daily Production Exit Rate (Boe/d) 8,500-9,500 Proved Reserves (MMBoe) (1) 21.2 % Oil 86%  Proved Undeveloped 82% 2P Reserves (MMBoe) (1) 27.8 3P Reserves (MMBoe) (1) 32.6 Eagle Ford Resource Potential (MMBoe) Based on 120-80 Acre Spacing 245-345

Operations Overview

Well Status Update

Well	Area	Working Interest	Status
Barnhart C #2	Palmetto	50%	Waiting On Completion
Barnhart C #3	Palmetto	50%	Waiting On Completion
Barnhart #23	Palmetto	50%	Waiting On Completion
Barnhart #24	Palmetto	50%	Waiting On Completion
Barnhart #25	Palmetto	50%	Waiting On Completion
Barnhart #30	Palmetto	50%	Waiting On Completion
Barnhart C #4	Palmetto	50%	Drilling
Barnhart #20	Palmetto	50%	Spud - Feb 2013
Prost B #2H	Marquis	100%	Waiting On Completion
Prost C #1H	Marquis	100%	Waiting On Completion
Prost C #2H	Marquis	100%	Waiting On Completion
Prost C #6H	Marquis	100%	Waiting On Completion
Prost C #7H	Marquis	100%	Drilling
Prost B # 3H	Marquis	100%	Drilling
Petro-Pards #4H	Maverick	100%	Producing
Soliz #1V	Maverick	100%	Producing

Anticipated New Well Online Dates

Well	Area	Working Interest	Anticipated Online Date
Prost B #2H	Marquis	100%	End of March 2013
Prost B #3H	Marquis	100%	End of March 2013
Prost C #1H	Marquis	100%	End of March 2013
Prost C #2H	Marquis	100%	End of March 2013
Prost C #6H	Marquis	100%	April 2013
Prost C #7H	Marquis	100%	April 2013
Barnhart C #2	Palmetto	50%	May 2013
Barnhart C #3	Palmetto	50%	May 2013
Barnhart C #4	Palmetto	50%	May 2013
Barnhart #23	Palmetto	50%	May 2013
Barnhart #24	Palmetto	50%	May 2013
Barnhart #25	Palmetto	50%	May 2013
Barnhart #30	Palmetto	50%	May 2013

Eagle Ford Shale Area Map



Marquis Area
57,100 Net Acres
Palmetto Area
9,700 Net Acres
Maverick Area
28,400 Net Acres
Black Oil
Volatile Oil
Condensate
Dry Gas

2013 Capital Program

Project Area	Net Acres	Net Unrisked Locations [1]	2013 Capital Plan: Planned Net Wells	2013 Capital Plan: Drilling Budget ($MM)	Working Interest	Operated / Non-Operated
Eagle Ford						
Palmetto	9,670	115	12.5	$125	~50%	Non-Operated
Marquis	57,076	470	19.0	190	100%	Operated
Maverick	28,436	230	2.0	12	80% to 100%	Operated
Total Eagle Ford	95,182	815	33.5	$327		
Facilities, Leasing, & Seismic				20		
Total 2013 Capital Program				$347		

1. *Total net identified potential drilling locations are calculated using ~120 acre well spacing for Marquis and Maverick and ~80 acre well spacing for the Palmetto area in the Eagle Ford.*

5

Pure Play Eagle Ford Operator Net Eagle Ford Acres / Enterprise Value (1) . SN offers significant direct exposure to the Eagle Ford oil shale; more heavily weighted than any other public company on an enterprise value basis 1. Data per CapitalIQ and public filings. Stock prices as of 2/4/13. Excludes companies with enterprise values less than $500.0 million.

Eagle Ford Overview

Eagle Ford Shale – Palmetto Area

Palmetto Area Overview

- ~9,700 net acres in Gonzales County with a 50% / 50% area of mutual interest with Marathon
- 16 PDP wells with six wells waiting on completion, one well drilling, and another well expected to be spud February 2013
  - The Barnhart #15 well recently came online with a 24 hour IP rate of 3,139 Boe/d on a 32/64 choke
  - The Barnhart #14 well recently came online with a 24 hour IP rate of 1,790 Boe/d on a 16/64 choke
- Currently drilling the fourth well of a five well 40 acre spacing pilot on the southern part of the Barnhart ranch
  - Tighter well spacing tests are expected to result in a material increase in the Palmetto area's net identified drilling locations, proved reserves, and net resource potential, which is currently based on 80 acre spacing
- 2013 drilling program
  - $125 million committed to the Palmetto area
  - 12.5 net horizontal wells planned in the Palmetto area

NPV And Resource Potential (1)

	750 MBoe EUR		450 MBoe EUR
Gross Well Cost ($MM)	$10.0		$10.0
24H IP (Boe/d)	1,388		871
Initial Decline (% / Year)	75%		75%
NPV-10 ($MM) (2)	**$14.0**		**$4.5**
Net Acres	9,670		9,670
Acre Spacing	80	-	40
Net Identified Potential			
Drilling Locations	~115	-	~235
Net Resource Potential (MMBoe)	~35	-	~85

Well Economics at $10.0 MM Capex (1)



$20.0
$15.0
$10.0
$5.0
$0.0
NPV-10 ($MM)
NPV: $16.7 mm
IRR: 194%
NPV: $14.0 mm
IRR: 146%
NPV: $11.4 mm
IRR: 107%
NPV: $6.2 mm
IRR: 52%
NPV: $4.5 mm
IRR: 38%
NPV: $2.9 mm
IRR: 27%
$80
Oil Price ($ / Bbl)
$90
$100
450 MBoe
750 MBoe

1. *Management estimates.*
2. *At $90 oil.*

8

Palmetto Area Activity



Forest
Lucas
EOG
Barnhart #8
Barnhart #7
Barnhart #3
Barnhart #9
Barnhart #1
Ward E #1
EOG
Barnhart C #2
Waiting On Completion
Barnhart C #3
Waiting On Completion
Barnhart #30
Waiting On Completion
5 Well, 40 Acre Spacing Pilot:
Barnhart #23: Waiting On Completion
Barnhart #24: Waiting On Completion
Barnhart #25: Waiting On Completion
Barnhart C #4: Drilling
Barnhart C #1: To Be Spud After the C #4
Barnhart #6
Barnhart #5
Barnhart #14
Barnhart #15
Barnhart #18
Barnhart #19
Barnhart #4
Barnhart #2
Barnhart A #1
Barnhart A #2
BHP
COP

9

Eagle Ford Shale – Marquis Area

Marquis Area Overview

- ~57,100 net acres (100% W.I. / 100% operated)
  - ~50,600 net acres in Fayette and Lavaca Counties plus ~6,500 net acres in Atascosa, Webb, and DeWitt Counties
- Three PDP wells with four wells waiting on completion and two wells drilling
  - The Prost B#1H well recently came online with a 24 hour IP rate of 1,114 Boe/d and an average 30 day rate of 936 Boe/d
- Currently drilling a 60 acre spacing pilot in the eastern Prost area
  - Tighter well spacing tests are expected to result in a material increase in the Marquis area's net identified drilling locations, proved reserves, and net resource potential, which is currently based on 120 acre spacing
- 2013 drilling program
  - $190 million committed to the Marquis area
  - 19 net operated horizontal wells planned in the Marquis area

NPV And Resource Potential (1)

	550 MBoe EUR		350 MBoe EUR
Gross Well Cost ($MM)	$10.0		$10.0
24H IP (Boe/d)	1,200		800
Initial Decline (% / Year)	83%		83%
NPV-10 ($MM) (2)	**$7.7**		**$1.3**
Net Acres	57,076		57,076
Acre Spacing	120	-	60
Net Identified Potential Drilling Locations	~470	-	~950
Net Resource Potential (MMBoe)	~160	-	~320

Well Economics at $10.0 MM Capex (1)


$12.0
$9.0
$6.0
$3.0
$0.0
NPV-10 ($MM)
$80
Oil Price ($ / Bbl)
$90
$100
NPV: $9.7 mm
IRR: 74%
NPV: $7.7 mm
IRR: 55%
NPV: $5.7 mm
IRR: 40%
NPV: $2.7 mm
IRR: 23%
NPV: $1.3 mm
IRR: 16%
NPV: $0.0 mm
IRR: 10%
350 MBoe
550 MBoe

1. *Management estimates.*
2. *At $90 oil.*

10

Marquis Area Activity MHR Prost B #2H Waiting On Completion Prost B #3H Drilling Prost #1H & #2H PVA Halcon Hunt Prost C #1H & C #2 Waiting On Completion Prost C #8H Waiting On Completion Prost C #7H Drilling Sante A #1H To be recompleted Prost B #1H Enervest

Eagle Ford Shale – Maverick Area . ~28,400 net acres in Zavala and Frio Counties (~80% to 100% W.I. / 100% operated) . 14 PDP wells including eight Eagle Ford horizontal wells, four Eagle Ford vertical wells, and two wells producing from the Austin Chalk and Buda Limestone – The Petro Pards #3H well recently came online with 24 hour IP rate of 543 Boe/d . 2013 drilling program – $12 million committed to the Maverick area – 2 net operated horizontal wells planned in the Maverick area Maverick Area Overview Well Economics at $6.0 MM Capex (1) NPV And Resource Potential (1) 1. Management estimates. 2. At $90 oil. 300 MBoe 250 MBoe EUR EUR Gross Well Cost ($MM) $6.0 $6.0 24H IP (Boe/d) 400 357 Initial Decline (% / Year) 73% 73% NPV-10 ($MM) (2) $3.3 $1.6 Net Acres 28,436 28,436 Acre Spacing 120 - 80 Net Identified Potential Drilling Locations ~230 - ~350 Net Resource Potential (MMBoe) ~50 - ~75

Maverick Area Activity 13 Petro-Pards #1H & #2H Alpha Ware #1H Mark & Sandra #2H Ray #1H Hauser Lease ~6,100 Net Acres Mark & Sandra #3H Petro-Pards #3H & #4H EHP BHP Chesapeake Chesapeake Chesapeake Chesapeake Chesapeake Chesapeake Chesapeake Newfield

Sanchez Energy's Eagle Ford Horizontal Wells

	Well	Project Area	County	Lateral Length	Stages	Choke	Online Date	24H Initial Production (Boe/d)	30 Day Average Daily Production (Boe/d)
1	Barnhart #1	Palmetto	Gonzales	3,902	12	17/64	7/2/10	702	504
2	Barnhart #2	Palmetto	Gonzales	5,100	12	13/64	10/25/10	1,254	1,118
3	Barnhart #3	Palmetto	Gonzales	5,320	16	15/64	11/7/10	756	671
4	Barnhart #4	Palmetto	Gonzales	5,507	16	15/64	2/22/11	1,717	950
5	Barnhart #5	Palmetto	Gonzales	5,991	17	14/64	12/4/11	1,467	1,318
6	Barnhart #6	Palmetto	Gonzales	5,998	18	14/64	12/3/11	1,420	1,235
7	Barnhart #7	Palmetto	Gonzales	4,332	15	14/64	5/24/12	502	399
8	Barnhart #8	Palmetto	Gonzales	3,678	10	16/64	6/18/12	555	312
9	Barnhart #9	Palmetto	Gonzales	5,813	17	14/64	8/11/12	760	643
10	Ward E #1	Palmetto	Gonzales	4,307	17	16/64	10/17/12	370	285
11	Barnhart #14	Palmetto	Gonzales	7,176	23	16/64	11/28/12	1,790	1,324
12	Barnhart #15	Palmetto	Gonzales	7,424	25	32/64	11/29/12	3,139	1,382
13	Barnhart #18	Palmetto	Gonzales	4,965	17	14/64	12/6/12	1,657	1,392
14	Barnhart #19	Palmetto	Gonzales	5,380	18	14/64	12/6/12	1,663	1,377
15	Barnhart A #1	Palmetto	Gonzales	4,708	14	16/64	12/12/12	948	744
16	Barnhart A #2	Palmetto	Gonzales	6,210	14	16/64	12/12/12	1,173	792
							Average	**1,242**	**903**
1	Prost #1H	Marquis	Fayette	5,537	14	22/64	8/13/12	1,120	508
2	Prost #2H	Marquis	Fayette	5,500	17	22/64	8/23/12	1,369	664
3	Prost B #1H	Marquis	Fayette	5,689	26	14/64	11/27/12	1,114	936
							Average	**1,201**	**703**
1	Alpha Ware #1H	Maverick	Zavala	6,513	20	N/A	8/9/11	450	271
2	Ray #1H	Maverick	Zavala	5,395	16	20/64	5/19/12	214	161
3	Petro Pards #2H	Maverick	Zavala	6,414	18	48/64	6/26/12	456	197
4	Petro Pards #1H	Maverick	Zavala	6,155	16	48/64	6/27/12	312	155
5	Mark & Sandra #2H	Maverick	Zavala	5,476	19	28/64	7/20/12	931	478
6	Mark & Sandra #3H	Maverick	Zavala	4,282	18	12/64	12/19/12	314	265
7	Petro Pards #3H	Maverick	Zavala	7,344	18	14/64	1/5/13	543	
8	Petro Pards #4H	Maverick	Zavala	5,590	19	14/64	1/18/13	361	
							Average	**448**	**254**

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Financial Overview

Financial Summary Adjusted EBITDA ($M) 2013 Guidance Total Capital Expenditures ($MM) Full Year 2013E Average (Boe/d) 5,500 - 6,500 2013E Year-End Daily Production Exit Rate (Boe/d) 8,500 - 9,500 LOE ($/Boe) $6.50 - $7.50 G&A, Excluding Stock-Based Compensation ($/Boe) $5.00 - $6.00 Production & Ad Valorem Taxes (% Of Revenue) 6.5% - 7.0%

Operational Summary

Average Net Daily Production (Boe/d)



10,000
7,500
5,000
2,500
0
476
1,453
4,500
5,500 - 6,500
8,500 - 9,500
FY 2011
3 Months Ended 3Q12
2012 Exit Rate
FY 2013E
2013E Exit Rate

Hedged Volumes Through 2014



Oil Volume Hedged (Bbl/d)
Hedge Price
Oil Hedge Volume (Bbl/d)
Swap Price
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
$120
$100
$80
$60
$40
$20
$0
1H13
2H13
1H14
2H14

3P Reserves (MMBoe)



Reserves (MMBoe)
40.0
30.0
20.0
10.0
0.0
22.6
24.3
25.3
28.8
32.6
12/31/10
6/30/11
12/31/11
6/30/12
12/31/12
Proved
Probable
Possible

Hedge Contracts

Commodity	Instrument	Period	Daily Volume (Bbls)	Price
Oil	Put Option (1)	2013 Jan - Dec	1,000	Long $95 WTI Put / Short $75 WTI Put
Oil	Swap	2013 Jan - Dec	500	$97.10 WTI Swap
Oil	Swap	2013 Jan - Dec	1,000	$88.90 WTI Swap
Oil	Put Option (2)	2013 July - Dec	1,000	Long $90 WTI Put / Short $75 WTI Put
Oil	3-Way Costless Collar (3)	2014 Jan - Dec	1,500	Short $102.25 WTI Call / Long $85 WTI Put / Short $65 WTI Put

1. *If the index price is less than the $95 per Bbl floor, we receive the difference between the $75 per Bbl floor and the index price up to a maximum of $20.00 per Bbl.*
2. *If the index price is less than the $90 per Bbl floor, we receive the difference between the $75 per Bbl floor and the index price up to a maximum of $15.00 per Bbl.*
3. *If the index price is less than the $65 per Bbl floor, we receive the difference between the $85 and the $65 per Bbl floors. If the index price is in between the $65 and $85 per Bbl floors, we receive the difference between the $85 per Bbl floor and the index price. If the index price is between the $85 per Bbl floor and the $102.25 per Bbl ceiling, we receive the index price. If the index price is above the $102.25 per Bbl ceiling, we receive $102.25 per Bbl.*

17

Summary Highlights Pure Play Eagle Ford Company Significant De-Risking Underway Aggressive Growth Plan Additional Upside Seasoned Management Team Strong Financial and Operating Performance

Appendix

Non-GAAP Reconciliations Reconciliation Of Net Income (Loss) To Adjusted EBITDA ($M) Reconciliation Of Net Cash Provided By (Used In) Operating Activities To Adjusted EBITDA ($M) 9 Months 9 Months Ended Ended LTM 2010 2011 9/30/11 9/30/12 9/30/12 Net Income (Loss) ($2,758) $1,968 $3,400 ($17,024) ($18,456) Less: Preferred Stock Dividends ---(264) (264) Net Income (Loss ) Attributable to Common Shares & Patricipating Securities ($2,758) $1,968 $3,400 ($17,288) ($18,720) Plus: Unrealized Losses (Gains ) On Derivatives -480 (1,558) (1,594) 444 Depreciation, Depletion, Amortization, And Accretion 1,430 4,252 2,765 9,291 10,778 Stock-Based Compens ation ---24,800 24,800 Les s : Interest Income -(1) -(31) (32) Adjusted EBITDA ($1,328) $6,699 $4,607 $15,178 $17,270  9 Months 9 Months Ended Ended LTM 2010 2011 9/30/11 9/30/12 9/30/12 Net Cash Provided By (Used In) Operating Activities ($3,777) $7,478 $2,198 $28,582 $33,862 Plus: Net Change In Operating Assets And Liabilities 2,449 (778) 2,409 (13,373) (16,560) Less: Interest Income -(1) -(31) (32) Adjusted EBITDA ($1,328) $6,699 $4,607 $15,178 $17,270

Explanation Of Non-GAAP Measures Adjusted EBITDA is defined by the Company as net income (loss) plus: (i) interest expense, including realized and unrealized losses on interest rate derivative contracts; (ii) income tax expense (benefit); (iii) depletion, depreciation, and amortization; (iv) accretion of asset retirement obligations; (v) loss (gain) on settlement of asset retirement obligations; (vi) loss (gain) on sale of oil and natural gas properties; (vii) unrealized losses on derivatives; (viii) unrealized losses on derivatives; (ix) impairment of oil and natural gas properties; (x) stock-based compensation expense; and (xi) other non-recurring items that we deem appropriate; less: (i) interest income; (ii) unrealized gains on derivatives; and (iii) other non-recurring items that we deem appropriate. Adjusted EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess (i) our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure, or historical cost basis; and (ii) our ability to incur and service debt and fund capital expenditures. Our Adjusted EBITDA should not be considered an alternative to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. The previous page presents our calculation of Adjusted EBITDA, a reconciliation of Adjusted EBITDA to net income (loss) and a reconciliation of Adjusted EBITDA to net cash provided by (used in) operating activities for each of the periods indicated.